REVOLVING LOAN ACCOUNT AGREEMENT

      This agreement is made and entered into on the 29th day of December 2000, between Teleflex Incorporated (Lender) and SSI Surgical Services, Inc., a New York corporation (Borrower).

                            Establishment of Account

      Under the terms and conditions set forth in this Agreement, the Lender and Borrower agree to the establishment of a revolving loan account (Account) under which the Lender, will permit the Borrower to obtain advances from time to time. The advances and the appropriate charges will be debited to the Borrower's Account. The Borrower agrees that all advances made under this Agreement will be made on the terms and conditions set forth in the Agreement and in any documents that evidence the advances made under this Agreement and that are incorporated by references into this Agreement.

                             Maximum Amount and Term

      The advances to the Borrower may not aggregate more than the maximum amount of $27,500,000 of principal indebtedness and will be reviewed annually beginning April 2003. The Lender's willingness to make the advances under this Agreement up to the maximum amount is subject to the conditions that since the execution of this Agreement, there has been no substantial or material adverse change in the Borrower's business, financial condition, general credit standing, or equity position in security.

                            Method of Making Advances

      Advances shall be made through the Teleflex cash management and intercompany transaction system. At the end of each Teleflex fiscal month, the Lender shall provide the Borrower with a statement of intercompany transactions disclosing the current status of the Account, and the Borrower will provide the lender with a reconciliation of the statement to its records.

                             Calculation of Charges

      Interest will be charged monthly on the Account balance of the previous month at the prevailing Prime rate of interest of PNC Bank plus one and a quarter (1.25%) percent, divided by 12. Interest charged in this manner will be charged to the Account.

                                   Prepayment

      The Borrower may pay in whole or in part, the account balance at any time. Interest will be calculated in accordance with the previous section.


SSI SURGICAL SERVICES, INC.

By: /s/ Paul A. D'Alesio
    ------------------------------

Name: Paul A. D'Alesio
      ----------------------------

Title: CFO
      ----------------------------


TELEFLEX INCORPORATED

By: /s/ Stephen J. Gambone
    ------------------------------

Name: Stephen J. Gambone
     ----------------------------

Title: Controller & CAO
      ----------------------------